UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

LSEB CREATIVE CORP.

 (Exact name of registrant as specified in its charter)

Wyoming	333-1260873	83-4415385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 N. Gould St #4000 Sheridan, WY 82801
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: 800-701-8561

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As used in this Current Report on Form 8-K (this “Current Report”), and unless otherwise indicated, the terms “the Company,” “LSEB,” “we,” “us” and “our” refer to LSEB Creative Corp. and its subsidiaries.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Fruci & Associates II, PLLC

(i) On June 11, 2025, the Company ended the engagement of  Fruci & Associates II, PLLC (“Fruci”) as the Company’s independent registered public accounting firm. The decision to end the engagement of Fruci was approved by unanimous written consent of the Company’s board of directors on June 11, 2025.

(ii) The reports of Fruci on the Company’s consolidated financial statements for the year ended March 31, 2024, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports on the Company’s consolidated financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

(iii) During the Company’s most recent fiscal year ended March 31, 2024, and the subsequent interim period through the date of this Current Report, (a) there have been no disagreements with Fruci whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Fruci, would have caused Fruci to make reference to the subject matter of the disagreement in connection with its reports; (b) no such disagreement was discussed with our board of directors as a whole; and (d) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

(iv) Fruci has provided us with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating it agrees with the statements in part (a) of Item 4.01 of this Current Report. A copy of the letter is filed concurrently herewith as Exhibit 16.1.

(b)	Engagement of Aloba Awomolo & Partners (AAP)

(i) Effective June 11, 2025, LSEB engaged Aloba Awomolo & Partners (“AAP”) as its independent public registered accounting firm. The engagement of AAP was approved by the unanimous written consent of the Company’s board of directors on June 11, 2025. AAP is a member of the Public Company Accounting Oversight Board (PCAOB) in the United States.

(ii) During the Company’s two most recent fiscal years ended March 31, 2024 and March 31, 2023, and the subsequent interim period through the date of this Current Report, we did not consult with AAP regarding either (a) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (b) any matter that was either the subject of a disagreement or a “reportable event” as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Fruci & Associates II, PLLC
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSEB Creative Corp.

Date: June 17, 2025.	/s/ Lauren Bentley
Lauren Bentley
Chief Executive Officer, Chairman of the Board of Directors